UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)            June 23, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                    1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                66251
     (Address of principal executive offices)             (Zip Code)


 Registrant's telephone number, including area code     (800) 829-0965



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events


On June 23, 2005, Sprint Corporation ("Sprint") announced the master brand name and logo intended to be used by Sprint Nextel Corporation upon the completion of the proposed merger of Sprint and Nextel Communications, Inc. A copy of Sprint's press release is attached as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

             Exhibits


             99 Press Release announcing the master brand and logo to be used by Sprint Nextel Corporation.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION



Date:  June 23, 2005               By:  /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary




























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                                  EXHIBIT INDEX


Exhibit
Number     Description                                                 Page

99 Press Release announcing the master brand and logo to be used by Sprint Nextel Corporation.